SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          NETWORK EVENT THEATER, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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

                           NETWORK EVENT THEATER, INC.
                                529 Fifth Avenue
                            New York, New York 10017


October 23, 1997



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Network Event Theater, Inc., a Delaware corporation (the "Company"), to be held on Thursday, November 20, 1997 at 2:30 p.m., Eastern Standard Time, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York.

      At this meeting, you will be asked to consider and vote upon the election of seven directors of the Company, the ratification of the appointment of Ernst & Young LLP as the Company's independent certified public accountants, and the approval of the adoption by the Board of Directors of the Company's 1997 Stock Option Plan.

      YOUR VOTE IS IMPORTANT. The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is important in any event that your shares be represented and we ask that you sign, date and mail the enclosed proxy card in the envelope provided at your earliest convenience.

      We sincerely thank you for your support.


                                        Very truly yours,

                                        Harlan D. Peltz
                                        Chairman of the Board and
                                        Chief Executive Officer

                           NETWORK EVENT THEATER, INC.
                                529 Fifth Avenue
                            New York, New York 10017

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 1997

                        --------------------------------

To the Stockholders of Network Event Theater, Inc.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Network Event Theater, Inc., a Delaware corporation (the "Company"), will be held on Thursday, November 20, 1997 at 2:30 p.m., Eastern Standard Time, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

          1. To elect seven directors of the Company;

          2. To ratify the appointment of Ernst & Young LLP as the independent certified public accountants of the Company;

          3. To approve the adoption by the Board of Directors of the Company's 1997 Stock Option Plan; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on October 16, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                            By Order of the Board of Directors,

                                            Bruce L. Resnik
                                            Secretary

October 23, 1997

         YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT

      You are cordially invited to attend the meeting in person. Whether or not you expect to be present, please mark, date, sign and return the accompanying form of proxy in the envelope enclosed (to which no postage need be affixed if mailed in the United States) so that your vote can be recorded.

                           NETWORK EVENT THEATER, INC.
                                529 Fifth Avenue
                            New York, New York 10017

                        --------------------------------

                                 PROXY STATEMENT

                        --------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 1997

      This Proxy Statement is being furnished to the stockholders of Network Event Theater, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the accompanying form, by the Company for use at the Annual Meeting of Stockholders to be held at 2:30 p.m., Eastern Standard Time, on Thursday, November 20, 1997 at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York and at any and all adjournments or postponements thereof.

      The stockholders of record at the close of business on October 16, 1997 will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. As of October 16, 1997, there were issued and outstanding 9,861,323 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), the only class of voting securities outstanding. The stockholders of record will be entitled to one vote for each share of Common Stock registered in his or her name on the record date. A majority of all the outstanding shares of the Common Stock constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

      Stockholders may revoke the authority granted by their executed proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company (who will not be specifically compensated for such services). The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies, and the Company will reimburse them for their reasonable expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about October 23, 1997.

      Shares of the Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them in favor of the seven nominees named herein for election as directors, in favor of the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants of the Company, and in favor of the approval of the adoption of the Company's 1997 Stock Option Plan. The Board of Directors does not know of any other matters that may be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

      If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the holders of a majority in voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of Ernst & Young LLP as the independent certified public accountants of the Company and to approve the adoption of the Company's 1997 Stock Option Plan. Abstentions from voting on a proposal will have the effect of a "no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on a proposal.

                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES

      The following table sets forth information regarding the beneficial ownership of the Common Stock as of October 16, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's executive officers and directors and
(iii) all executive officers and directors of the Company as a group.


                                                             Amount and
                                                        Nature of Beneficial      Percentage of
Name and Address of Beneficial Owner(1)                     Ownership(2)       Outstanding Shares
------------------------------------                   ---------------------   ------------------
Harlan D. Peltz ......................................       2,392,813(3)            24.3%
George Lindemann .....................................         630,757(4)             6.4
   c/o Cellular Dynamics, Inc.
   767 Fifth Avenue
   New York, New York 10153
Freddie Fields .......................................         332,587(5)             3.4
   c/o The Fields & Hellman Company
   8899 Beverly Boulevard
   Los Angeles, California 90048
Don Leeds ............................................         312,379(6)             3.2
Metin Negrin .........................................          75,276                 *
Bruce L. Resnik ......................................          16,666(7)              *
Jan Miller ...........................................           2,000                 *
Jeffrey Berg .........................................             --                 --
Joseph Tahl ..........................................             --                 --
All executive officers and directors
  as a group (9 individuals) .........................       3,762,478               38.2
Warburg, Pincus Counsellors, Inc. ....................       1,015,873               10.3
   466 Lexington Avenue
   New York, New York 10017
A. Alfred Taubman ....................................         788,889(8)             8.0
   200 East Long Lake Road
   Bloomfield Hills, Michigan 48304
Crescent International Holdings ......................         525,505                5.3
   c/o Reid & Priest
   40 West 57th Street
   New York, New York 10019

--------------------------

*    Less than 1% of the outstanding Common Stock.

(1) Unless otherwise indicated, the address of each beneficial owner identified is 529 Fifth Avenue, New York, New York 10017.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that convertible securities, options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement have been exercised.

(3) Includes 63,544 shares owned by Universal Access Network, Inc., a Delaware corporation wholly owned by Mr. Peltz.

(4) All shares owned by Activated Communications, L.P. ("ACLP"), which is wholly owned, directly or indirectly, by Mr. Lindemann and his family members. Mr. Lindemann is the President, and he and his family members are the sole shareholders, of the general partner of ACLP.

(5) Includes 276,280 shares issuable upon exercise of options owned by a family trust of which Mr. Fields is a trustee.

(6) Includes 250,666 shares issuable upon exercise of options granted under the Company's 1996 Employee Stock Option Plan and by Harlan D. Peltz.

(7) Shares issuable upon exercise of options granted under the Company's 1996 Employee Stock Option Plan. (8) Shares owned as trustee of The A. Alfred Taubman Restated Revocable Trust.

      Harlan D. Peltz may be deemed a "promoter" of the Company, as such term is defined in the Securities Act of 1933, as amended.

                        PROPOSAL I: ELECTION OF DIRECTORS

      The Board of Directors of the Company currently consists of eight directors, all with terms expiring at the Annual Meeting of Stockholders. By unanimous written consent on October 15, 1997, the Board of Directors reduced the number of directors of the Company to seven, effective as of the date of the Annual Meeting of Stockholders, and nominated seven of the current directors, Harlan D. Peltz, Don Leeds, Freddie Fields, Jeffrey Berg, Jan Miller, Metin Negrin and George Lindemann, for re-election with terms to expire at the next annual meeting of stockholders. The Board did not nominate Joseph Tahl for re-election.

      It is the intention of each of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of each of the seven nominees. In case any of the nominees are unable or decline to serve, such persons named in the accompanying form of proxy reserve the right to vote the shares represented by such proxy for another person duly nominated by the Board of Directors in his stead or, if no other person is nominated, to vote such shares only for the remaining nominee(s). The Board of Directors has no reason to believe that any person named will be unable or will decline to serve.

                                   MANAGEMENT

Directors and Executive Officers

      The directors and executive officers of the Company are as follows:

Name                              Age    Position
-----                            ----    -------
Harlan D. Peltz ..............    32     Chairman of the Board and Chief
                                            Executive Officer
Don Leeds ....................    46     President and Director
Bruce L. Resnik ..............    51     Executive Vice President, Chief
                                            Financial Officer and Secretary
Freddie Fields ...............    74     Director
Jeffrey Berg .................    50     Director
Jan Miller ...................    50     Director
Metin Negrin .................    31     Director
George Lindemann .............    61     Director
Joseph Tahl ..................    35     Director

      Harlan D. Peltz has been Chairman of the Board and Chief Executive Officer of the Company since its incorporation in December 1995. From August 1993 to December 1995, Mr. Peltz was the President of Universal Access Network, Inc., the general partner of Universal Access Network, LP, the predecessor of the Company. From September 1991 to July 1993, Mr. Peltz was an associate at Veronis, Suhler & Associates Inc., an investment banking firm specializing in the media industry. From July 1990 to May 1991, Mr. Peltz worked for Home Box Office in the area of international business development in Eastern Europe and South America. Mr. Peltz received an MBA from the Stern School of Business at New York University in 1991.

      Don Leeds has been a director of the Company since December 1995. He was elected Executive Vice President-Strategic Planning and Business Development of the Company in June 1996 and then President in September 1996. From 1989 to June 1996, Mr. Leeds was a Managing Director at Veronis, Suhler & Associates Inc.

      Bruce L. Resnik has been Executive Vice President and Chief Financial Officer of the Company since October 1996. From August 1992 to September 1996, Mr. Resnik was the Director of Finance of the International Division of Grey Advertising.

      Freddie Fields has been a director of the Company since February 1996 and a consultant to the Company since January 1995. Since September 1993, Mr. Fields has been the Chairman of The Fields & Hellman Company, a motion picture and television production company. Mr. Fields was also the Executive Producer of "The Montel Williams Show." In 1990, Mr. Fields produced the motion picture "Glory." Mr. Fields has also served as the President and Chief Executive Officer of the talent agency, Creative Management Associates (now known as International Creative Management, Inc.), and as the President of the Metro Goldwyn Mayer and United Artists motion picture studios. Mr. Fields is a member of the Board of Directors of The Sports and Entertainment Commission of the City of Los Angeles.

      Jeffrey Berg has been a director of the Company since March 1996. Since 1985, Mr. Berg has been the Chairman and Chief Executive Officer of
International Creative Management, Inc. Mr. Berg served as Co-Chair of the California Information Technology Council and was President of the Executive Board of the College of Letters and Sciences at the University of California at Berkeley. Mr. Berg is presently a member of the Board of Visitors of the Anderson Graduate School of Management and the Board of Trustees of the American Film Institute. Mr. Berg is also a director of Oracle Corporation, a supplier of software for information management.

      Jan Miller has been a director of the Company since February 1996. Since January 1980, Ms. Miller has been the President and Chief Executive Officer of Dupree, Miller & Associates, a literary agency whose clients include Anthony Robbins, Stephen Covey, Les Brown and Maria Shriver.

      Metin Negrin has been a director of the Company since December 1995. Since August 1993, Mr. Negrin has been the Chief Operating Officer and a Managing Director of The Athena Group, a real estate investment firm. From July 1990 to July 1993, Mr. Negrin was an associate in the New York office of LaSalle Partners, a Chicago-based real estate investment firm.

      George Lindemann has been a director of the Company since August 1996. Since February 1990, Mr. Lindemann has been the Chairman and Chief Executive Officer of Southern Union Company, one of the largest natural gas distributors in the United States, and since May 1982, has been the President of Cellular Dynamics, Inc., the general partner of Activated Communications, L.P., a diversified communications firm. Mr. Lindemann founded Metro Mobile CTS, Inc., a cellular telephone company, in 1982 and served as its Chairman and Chief Executive Officer until it merged with Bell Atlantic Corporation in 1992. Mr. Lindemann also served as President of Vision Cable Communications, a pioneer in the cable television industry, from 1972-1981.

      Joseph Tahl has been a director of the Company since December 1995. Since November 1995, Mr. Tahl has been the Executive Vice President and General Counsel of The Athena Group. From November 1990 to November 1995, Mr. Tahl was Associate General Counsel of The Trump Organization, a real estate acquisition, finance and development firm.

      All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Directors receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors, subject to the provisions of certain employment agreements.

      The Company has obtained key man life insurance on the life of Mr. Peltz in the amount of $2 million.

      In connection with the Company's initial public offering on April 9, 1996 (the "Offering"), the Company agreed, for a period of three years following the date of the offering, if so requested by Whale Securities Co., L.P., the underwriter of the Offering (the "Underwriter"), to nominate and use its best efforts to elect a designee of the Underwriter as a director of the Company or, at the Underwriter's option, as a non-voting advisor to the Company's Board of Directors. The Underwriter has not yet exercised its rights to designate such a person.

Board and Committee Meetings

      During the fiscal year ended June 30, 1997, the Board of Directors held four meetings. Each member of the Board attended at least 75% of the meetings of the Board and meetings of any committees of the Board on which he served that were held during the time he served.

      The Board of Directors does not have an Executive Committee or a Compensation Committee. The Board will be forming an Audit Committee to comply with the recently amended maintenance standards for The Nasdaq SmallCap Market, on which the Common Stock is listed.

Vote Required

     The Board Of Directors recommends that holders of the Common Stock Vote for the seven nominees listed above. Their election will require a plurality of the votes cast by holders of the Common Stock present in person or represented by proxy and entitled to vote.

Executive Compensation

      The following table sets forth certain information for each of the Company's three fiscal years ended June 30, 1995, 1996 and 1997 with respect to compensation paid to Harlan D. Peltz, the Company's Chief Executive Officer, Don Leeds, the Company's President, Bruce L. Resnik, the Company's Executive Vice President and Chief Financial Officer, and Lawrence Kieves, the Company's former President. No other executive officer received compensation in any of those fiscal years that exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                   Annual Compensation
                                                        ----------------------------------------
                                                                                 Other Annual
Name and Principal Position                Fiscal Year  Salary($)    Bonus($)   Compensation($)
-------------------------                   ---------   --------      -------    ---------------
Harlan D. Peltz ..........................     1997      112,500     40,000(1)         --
  Chief Executive Officer                      1996      112,500        --             --
                                               1995       78,846        --             --

Don Leeds ................................     1997      197,000     30,000(1)      50,000(2)
  President

Lawrence Kieves ..........................     1997       56,250        --             --
  Former President                             1996      112,500        --             --
                                               1995       92,308        --             --

Bruce L. Resnik ..........................     1997      129,230     25,000(1)         --
  Executive Vice President
  Chief Financial Officer

--------------------
(1) Discretionary bonuses paid pursuant to each executive officer's employment agreement with the Company and approved by the Board of Directors.

(2) Additional compensation in connection with the acquisition of the business and assets of American Passage Media Corporation.

      None of the executive officers of the Company named in the Summary Compensation Table received any long-term compensation awards or payouts during the Company's last three fiscal years.

Stock Options

      In connection with the Company's hiring of Bruce L. Resnik as Executive Vice President and Chief Financial Officer in October 1996, the Company granted Mr. Resnik an option under the Company's 1996 Employee Stock Option Plan to purchase, at a price of $3.44 per share, up to 16,666 shares of Common Stock on and after October 7, 1997, up to an additional 16,667 shares of Common Stock on and after October 7, 1998, and up to an additional 16,667 shares of Common Stock on and after October 7, 1999.

      None of the executive officers of the Company named in the Summary Compensation Table exercised any options during the fiscal year ended June 30, 1997.

Employment Agreements

      On April 2, 1996, the Company entered into a three-year employment agreement with Harlan D. Peltz, its Chairman of the Board and Chief Executive Officer. The agreement requires Mr. Peltz to devote substantially all of his business time to the management and operations of the Company and provides for a base annual salary of $110,000 during the term of the agreement, subject to increase as determined by the Board of Directors. Mr. Peltz also may be granted annual bonuses at the discretion of the Board of Directors. The agreement provides that if Mr. Peltz is terminated without cause, he will continue to receive the base salary during the remainder of the contract term. The agreement also provides that the Company will continue to pay the base salary to Mr. Peltz or his legal representative in the event of his termination due to disability or death, for a period ending on the earlier of the one-year anniversary of such termination or the end of the employment term. The agreement contains provisions prohibiting Mr. Peltz from competing with the Company during the term of employment and for a period of one year thereafter.

      On June 17, 1996, the Company entered into a three-year employment agreement with Don Leeds to serve as its Executive Vice President-Strategic Planning and Business Development. (Mr. Leeds was elected President in September 1996.) The agreement requires Mr. Leeds to devote substantially all of his business time to the management and operations of the Company and provides for a base annual salary of $200,000 during the term of the agreement, subject to increase as determined by the Board of Directors. Mr. Leeds may also be granted annual bonuses at the discretion of the Board of Directors. The agreement requires the Company to provide and maintain certain insurance benefits for Mr. Leeds. The agreement provides that in the event of Mr. Leeds' termination due to disability or death, the Company will continue to pay the base salary to him or his estate for a period ending on the earlier of the one-year anniversary of such termination or the end of the contract term. The agreement also provides that Mr. Leeds may terminate his employment for Good Reason (as defined), in which event he will be entitled to receive his base salary for the remainder of the contract term. The agreement contains provisions prohibiting Mr. Leeds from competing with the Company during the term of employment and, upon the satisfaction of certain conditions, for a period of one year thereafter. In connection with his employment by the Company, Mr. Leeds also received a $50,000 fee for consulting services he rendered to the Company prior to his employment and options from the Company and Harlan D. Peltz.

      On September 9, 1996, the Company entered into a three-year employment agreement with Steven Flanders to serve as its Senior Vice President-Strategic Alliances. Mr. Flanders employment was terminated in July 1997 and, except for a provision prohibiting Mr. Flanders from competing with the Company for a period of one year from the date of his resignation, his employment agreement terminated.

      On September 26, 1996, the Company entered into a three-year employment agreement with Bruce L. Resnik to serve as its Executive Vice President-Chief Financial Officer. The agreement provides for a base annual salary of $175,000 during the term of the agreement, subject to increase as determined by the Board of Directors. Mr. Resnik may also be granted annual bonuses at the discretion of the Board of Directors. The agreement provides that in the event of Mr. Resnik's termination due to disability or death, the Company will continue to pay the base salary to him or his estate for a period ending on the earlier of the six-month anniversary of such termination or the end of the contract term. The agreement contains provisions prohibiting Mr. Resnik from competing with the Company during the term of employment and for a period of one year thereafter. In connection with his hiring, Mr. Resnik was granted an option pursuant to the Company's 1996 Employee Stock Option Plan to purchase up to 50,000 shares of the Common Stock at the fair market value of the stock on the date of grant.

Certain Transactions

      In connection with the Company's hiring of Don Leeds as Executive Vice President in June 1996, the Company granted Mr. Leeds an option under the Company's 1996 Employee Stock Option Plan to purchase, at a price of $3.875 per share, up to 66,666 shares of Common Stock immediately, up to an additional 66,667 shares of Common Stock on and after June 17, 1997, and up to an additional 66,667 shares of Common Stock on and after June 17, 1998. In addition, Harlan D. Peltz granted to Mr. Leeds an option to purchase up to 176,000 shares of his Common Stock at the same price and in equal proportions over the same vesting periods.

      In connection with its acquisition of the college and high school media and marketing services business of American Passage Media Corporation in September 1996, the Company paid a $150,000 fee to Veronis, Suhler and Associates Inc. ("VS&A"). Don Leeds participated in the transaction on behalf of VS&A prior to joining the Company as its Executive Vice President, and was paid $45,000 by VS&A on account of that participation.

      In connection with the Company's hiring of Bruce L. Resnik as Executive Vice President and Chief Financial Officer in October 1996, the Company granted Mr. Resnik an option under the Company's 1996 Employee Stock Option Plan to purchase, at a price of $3.44 per share, up to 16,666 shares of Common Stock on and after October 7, 1997, up to an additional 16,667 shares of Common Stock on and after October 7, 1998, and up to an additional 16,667 shares of Common Stock on and after October 7, 1999.

      Effective January 1995, the Company entered into a consulting agreement with The Fields & Hellman Company ("F&H"), a corporation owned by Freddie Fields and Jerome Hellman. In December 1995, the Company and F&H amended and restated the consulting agreement entitling F&H to receive, among other things, annual consulting fees of $450,000 and $550,000 in 1996 and 1997, respectively, annual overhead expense reimbursements (primarily relating to the Company's office in Los Angeles, California) of $262,500 and $275,625 in 1996 and 1997, respectively, and 10% of the Company's pre-tax income through 1999. The Company also granted F&H an option to purchase 552,560 shares of Common Stock at an exercise price of $1.58 per share, which option was assigned 50% to each of Jerome Hellman, personally, and a family trust of which Freddie Fields is a trustee. For the year ended December 31, 1995, the Company paid consulting fees of $300,000 and overhead expenses of $250,000 under such agreement.

      On May 20, 1997, the Company entered into a revised agreement with F&H. The revised agreement relieves Messrs. Fields and Hellman of their obligation to devote a substantial portion of their business time to the Company, but provides that each will continue to be available to perform consulting services for the Company and that Mr. Fields will continue to serve as a director of the Company at his election. The revised agreement further provides that the Company will continue to pay F&H the monthly consulting fees and expense reimbursements provided for in the original agreement (totaling $412,812 for the period from July 1, 1997 through December 31, 1997), but that the Company may at any time elect to pay 50% of the remaining balance in a single cash payment and 50% by issuing to Messrs. Fields and Hellman registered shares of Common Stock.

Section 16(A) of the Securities Exchange Act Of 1934 Beneficial Ownership Reporting Compliance

      Based solely on a review of the reports and representations furnished to the Company during the last fiscal year, the Company believes that each of the persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") was in compliance with all applicable filing requirements with respect to the Company's most recent fiscal year.

        PROPOSAL II: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed Ernst & Young LLP, independent certified public accountants, to audit the books and records of the Company for the current fiscal year. The affirmative vote of the holders of a majority in voting power of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of Ernst & Young LLP as independent certified public accountants of the Company.

      The Board of Directors recommends that the stockholders of the Company vote FOR the proposal to ratify such appointment.

      Representatives of Ernst & Young LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

              PROPOSAL III: APPROVAL OF NETWORK EVENT THEATER, INC.
                             1997 STOCK OPTION PLAN

      The affirmative vote of at least a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on this matter at the meeting is required to approve the adoption of the Network Event Theater, Inc. 1997 Stock Option Plan. The Board of Directors recommends that the stockholders vote their shares FOR the proposal to adopt the Network Event Theater, Inc. 1997 Stock Option Plan.

      The following description of the Company's 1997 Stock Option Plan (the "Stock Option Plan") is a summary of the principal provisions of the Stock Option Plan and is qualified in its entirety by reference to the Stock Option Plan, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to this Proxy Statement.

1997 Stock Option Plan

      The Stock Option Plan is intended to promote the financial interests and growth of the Company by attracting, retaining and rewarding key employees and consultants, as well as non-employee directors of the Company. The Stock Option Plan provides for the granting of options to purchase not more than an aggregate of 450,000 shares of Common Stock, subject to adjustment under certain circumstances.

      The Stock Option Plan is administered by a committee (the "Committee") of the Board of Directors of the Company. The Committee is intended to consist of three or more directors, each of whom will be a "non-employee director," as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee has full power and authority to administer and interpret the provisions of the Stock Option Plan and will determine the persons to whom stock options will be granted, the amount of stock to be optioned to such persons, and the terms and conditions of any stock options.

      Two types of stock options may be granted under the Stock Option Plan: incentive stock options, which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The exercise price per share for both types of options may not be less than the fair market value of the Common Stock (110% of fair market value in the case of incentive stock options granted to 10% stockholders) at the time the option is granted.

      All officers, directors and employees of the Company will be eligible to participate in the Stock Option Plan, although non-employee directors of the Company may not be granted options to purchase in excess of 5,000 shares of Common Stock in any one calendar year. Additionally, the Stock Option Plan permits the grant of options to other parties who perform services for the Company.

      Options under the Stock Option Plan may be granted with terms of no more than ten years (five years in the case of incentive stock options granted to 10% stockholders) from the date of grant. Options under the Stock Option Plan are generally exercisable during the time the optionee is employed by or otherwise performing services for the Company and will generally survive for a limited period following the optionee's death or disability, provided that the term of the option has not lapsed. Options granted under the Stock Option Plan may be exercisable only to the extent provided in an option agreement between the optionee and the Company as determined by the Committee.

      The Stock Option Plan may be amended or terminated by the Committee at any time; however, no amendment may increase the total number of shares reserved for issuance under the Stock Option Plan or change the class of persons to whom options may be granted, unless such amendment is first approved by the stockholders of the Company. In no event will any amendment or termination either modify or affect any right or obligation created prior to such amendment or termination without the consent of the purchaser owning shares so affected. No option may be granted under the stock Option Plan after October 15, 2007, subject to the right of the Committee to ealier terminate the plan.

      Optionees may be limited under Section 16(b) of the Exchange Act to certain specific exercise, election or holding periods with respect to the options granted to them under the Stock Option Plan. Options granted under the Stock Option Plan are subject to restrictions on transfer and exercise. Although options will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified stock option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

U.S. Federal Income Tax Consequences

      The following discussion of the principal U.S. federal income tax consequences with respect to options under the Stock Option Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

      Non-qualified Stock Options. In general, an optionee will realize no taxable income upon the grant of non-qualified stock options and the Company will not receive a deduction at the time of such grant, unless the non-qualified stock option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the purchase price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the stock. Subject to the limitation under
Section 162(m) of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income in connection with the exercise of the non-qualified stock option.

      Incentive Stock Options. Options granted under the Stock Option Plan may be incentive stock options, provided that such options satisfy the applicable requirements of the Code. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to the Company, although the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income. The sale of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the requirement of an incentive stock option, as well as the holding period requirement described below, will result in long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the purchase price and will not result in a tax deduction to the Company. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an incentive stock option either (i) within two years after the incentive stock option is granted or (ii) within one year after the date of exercise.

     If all requirements for incentive stock option treatment other than the holding period requirement are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers and directors, the date that the sale of such stock would not create liability under
Section 16(b) of the Exchange Act) minus the purchase price or (ii) the amount realized on the disposition minus the purchase price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. The Company will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

      Certain Other Tax Issues. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Although options granted under the Stock Option Plan are not intended to satisfy any of the exceptions under
Section 162(m) of the Code, the Company does not anticipate that its ability to deduct amounts received by an optionee as compensation pursuant to the exercise of a non-qualified option will be limited.

     In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an option is accelerated because of a change in control, payments relating to the options, either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company.

      The Stock Option Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Stock Option Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

                                  OTHER MATTERS

      The Company's Board of Directors does not know of any other matters that may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                  MISCELLANEOUS

      It is important that proxies be returned promptly. Stockholders who do not expect to attend the meeting in person are urged to mark, sign and date the accompanying proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Company by June 21, 1998 in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                         By Order of the Board of Directors,

                                         Bruce L. Resnik
                                         Secretary

New York, New York
October 23, 1997

EXHIBITS
--------



Exhibit A:  Network Event Theater, Inc. 1997 Stock Option Plan

                                                                       EXHIBIT A

                             1997 STOCK OPTION PLAN

                                       OF

                           NETWORK EVENT THEATER, INC.

     1. Purpose. The purpose of this 1997 Stock Option Plan is to advance the interests of the Company and its stockholders by (i) providing key employees and consultants of the Company, upon whose judgment, initiative and efforts the successful conduct of the Company's business largely depends, with an additional incentive to continue their efforts on behalf of the Company, thereby attracting, retaining and rewarding people of experience and ability, and (ii) making equity-based awards to non-employee directors, thereby attracting, retaining and rewarding non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

     2. Definitions. When used in this Plan, unless the context otherwise requires:

          (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted at any time.

          (b) "Committee" shall mean the Stock Option Committee of the Board of Directors, as described in Section 3.

          (c) "Company" shall mean Network Event Theater, Inc., a Delaware corporation.

          (d) "Fair Market Value" on a specified date shall mean the last sales price reported for the Shares on the last trading day immediately preceding the applicable date (i) as reported on the principal national securities exchange on which the Shares are primarily traded, or (ii) if the Shares are not traded on a national securities exchange, as quoted on an automated quotation system sponsored by The Nasdaq Stock Market ("Nasdaq"). If the Shares are not listed on a national securities exchange or quoted on a system sponsored by Nasdaq, the Fair Market Value of the Shares shall be as established by the Committee using any reasonable method of valuation.

          (e) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended, or the comparable provisions of future Internal Revenue laws.

          (f) "Options" shall mean the stock options issued pursuant to this Plan.

          (g) "Plan" shall mean this 1997 Stock Option Plan of the Company, as such Plan from time to time may be amended.

          (h) "Share" shall mean a share of common stock of the Company, par value $.01.

          (i) "Subsidiary" shall mean any "subsidiary corporation," as such term is defined in Section 424(f) of the Internal Revenue Code.

     3. Administration of the Plan. The Plan shall be administered by a Committee of at least three members of the Board of Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934. Each member of the Committee shall hold office until the next regular annual meeting of the Board of Directors following his designation and until his successor is designated as a member of the Committee. Any vacancy in the Committee may be filled by a resolution adopted by a majority of the full Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the full Board of Directors. A member of the Committee may resign from the Committee at any time by giving written notice to the Chairman or Secretary of the Company and, unless otherwise specified therein, such resignation shall take effect upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective. The Committee shall establish such rules and procedures as it considers necessary or advisable to administer the Plan and shall make such determinations and interpretations and take such action in connection with the Plan and any Options granted pursuant to the Plan as it considers necessary or advisable.

     4. Participants. Except as hereinafter provided, the class of persons who are potential recipients of Options to be granted under this Plan consists of the employees, consultants and non-employee directors of the Company or a Subsidiary, as determined by the Committee. The persons to whom Options are granted under this Plan and the number of Shares subject to each Option shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Options may be granted to employees and consultants who are also officers and/or directors of the Company or a Subsidiary.

     5. Shares. The Committee may, but shall not be required to, grant, in accordance with this Plan, Options to purchase Shares for an aggregate of up to 450,000 Shares (subject to adjustment as provided in Section 14), which may be either treasury Shares or authorized but unissued Shares. If an Option shall expire or terminate for any reason without having been exercised in full, then the Committee may grant Options with respect to the unpurchased Shares subject to any such expired or terminated Option.

     6. Grant of Options. An Option granted under this Plan to an employee of the Company shall be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code, unless the Committee, in its sole discretion, designates otherwise. Options granted to employees that are designated not to be incentive stock options and Options granted to consultants and non-employee directors shall not be treated as such for purposes of this Plan and the Internal Revenue Code.

     Notwithstanding any other provision of this Plan to the contrary (a) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which any individual employee may be granted Options that are incentive stock options and that become exercisable in any one calendar year (under this Plan and all other stock option plans maintained by the Company or any Subsidiary), shall not exceed $100,000, and (b) the maximum number of Shares that may be granted under this Plan to each non-employee director of the Company shall not exceed 5,000 Shares in any one calendar year.

     The form, terms and conditions to each Option shall be determined from time to time by the Committee and shall be set forth in writing in an agreement (the "Option Agreement") signed by the Option holder and on behalf of the Company by the Chairman, President or a Vice President of the Company. The Option Agreement shall state whether or not the Option is an incentive stock option. The Committee may, in its sole discretion, at the time an Option is granted, establish one or more conditions to the exercise of an Option, provided that, if the Option is designated as an incentive stock option, then the condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code.

     7. Exercise Price for Options. The exercise price per share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted; provided, however, that in no event shall the exercise price per Share be less than the Fair Market Value of a Share on the date on which the Option is granted.

     8. Duration of Options and Rights. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but not more than ten years from the date upon which the Option is granted.

     9. Limitations on Options Granted to Ten Percent Stockholders. No Option that is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns, or is considered as owning, within the meaning of Section 422 of the Internal Revenue Code, Shares possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, unless the exercise price under the Option is at least 110% of the Fair Market Value on the date such Option is granted and the duration of such Option is no more than five years.

     10. Option Holder Not a Stockholder. An Option holder shall not be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any Shares subject to that Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered Shares to the Option holder, and the holder's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the holder shall have full voting, dividend and other ownership rights with respect to those Shares.

     11. Non-transferability of Options. Options may be exercised or surrendered during the holder's lifetime only by the holder thereof, and all rights thereunder shall be non-transferable and non-assignable by the holder thereof, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that a non-qualified option that is otherwise transferable pursuant to this Section is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

     12. Exercise of Options. Except as otherwise provided herein, an Option, after the grant thereof, shall be exercisable by the holder at such times as may be fixed by the Committee at the time the Option is granted; provided, however, that no Option may be exercised in part or in full prior to the approval of the Plan by the stockholders of the Company as provided in Section 19 of this Plan.

      All or any part of any remaining unexercised Options granted to any person shall, after approval of the Plan by the stockholders of the Company as provided in Section 19 of this Plan, be exercisable in full, whether or not then exercisable, upon the occurrence of such special circumstance or event as in the sole discretion of the Committee merits special consideration.

      An Option shall be exercised by the delivery to any officer of the Company, designated for the purpose of receiving the same, of a written notice of exercise duly signed by the Option holder (or the representative of the estate or the heirs of a deceased

Option holder), together with the Option certificate and either cash, a certified check payable to the order of the Company or Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the day of that exercise), or any combination of these methods of payment, that together amount to the full exercise price of the Shares purchased pursuant to the terms of the Option; provided, however, that a holder may not use any Shares he has acquired pursuant to the exercise of an Option granted under this Plan or any other stock option plan maintained by the Company or any Subsidiary unless he has beneficially owned such Shares for at least six months (and for which the holder has good title, free and clear of any liens, claims and encumbrances, and has represented to the Company that he has owned such Shares for at least six months). No Option may be granted pursuant to this Plan or exercised at any time when that Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

     Within a reasonable time after exercise of an Option the Company shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to fewer than all of the Shares subject to the Option, the Company shall also cause to be delivered to the persons entitled thereto a new Option certificate, in replacement of the Option certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

     13. Termination of Option upon Termination of Service. At the time an Option is granted, the Committee shall determine the period of time during which the Option holder may exercise the Option following his termination of service with the Company and its Subsidiaries; provided, however, that an Option shall be exercisable only to the extent the Option, by its terms, is exercisable as of the date the Option holder's service is terminated, unless the Option is made fully exercisable by the Committee pursuant to the provisions of Section 12 of this Plan, and such exercise must be accomplished prior to the expiration of the term of such Option. The Committee may fix different periods of time during which such Option may be exercised following the Option holder's termination of service, depending on the cause for the Option holder's termination of service. Notwithstanding the foregoing, unless otherwise determined by the Committee, if an Option holder's service is terminated for cause for any reason, any Option held by such holder shall thereupon terminate and expire as of the date of termination, regardless of whether any such Option shall have become exercisable.

     14. Adjustment of Shares. If, prior to the complete exercise of any Option, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

     If, at any time during the term of this Plan, there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, the number of Shares referred to in Section 5 for which Options may be granted and the exercise price of the Shares shall be adjusted to reflect such stock dividend, split-up, conversion, exchange, reclassification or substitution.

     The Committee shall have the power, in the event of any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding Options to permit the exercise of all such Options prior to the effectiveness of any such merger or consolidation and to terminate such Options as of such effectiveness. If the Committee, in its discretion, shall exercise that power, all Options then outstanding and subject to such requirement shall be deemed to have been amended to permit the exercise thereof in whole or in part by the holder at any time prior to the effectiveness of such merger or consolidation and these Options shall be deemed to terminate upon such effectiveness.

     The Committee also may grant Options having terms and provisions that vary from the terms specified in this Plan provided that any Option granted pursuant to this Section is granted only in substitution for or in connection with the assumption of existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation to which the Company is a party.

     15. No Right to Continued Service. Nothing contained herein or in any Option shall be construed to confer on any holder any right to continue in the service of the Company or any Subsidiary or derogate from any right of the Company or any Subsidiary to terminate, retire, request the resignation of or discharge such holder, at any time, with or without cause.

     16. Issuance of Shares and Compliance with Securities Laws. Before issuing and delivering any Shares upon the exercise of an Option, the Company may: (i) require the holder to give satisfactory assurances that the Shares are being purchased for investment and not with a view to resale or distribution, and will not be transferred in violation of applicable securities laws; (ii) restrict the transferability of the Shares and require a legend to be endorsed on the certificate representing the Shares; and (iii) condition the issuance and delivery of Shares upon the listing, registration or qualification of such Shares upon a securities exchange or under applicable securities laws. At the time an Option is granted, the Committee shall determine whether an appropriate registration statement covering the Shares to be issued pursuant to this Plan shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, and whether to cause a registration statement covering the reoffer and resale of Shares by holders of Options who may be deemed to be affiliates of the Company to be so filed, and the length of time the Company will cause any such registration statement to become and remain effective.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"). Any provision inconsistent with that Rule shall be inoperative and shall not affect the validity of this Plan or any Option Agreement.

     17. Income Tax Withholding. If the Company or a Subsidiary shall be required to withhold any amounts be reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of an Option, the holder shall make available to the Company or the Subsidiary sufficient funds to meet the withholding requirements and the Company or the Subsidiary shall be entitled to take and authorize any steps it deems advisable in order to have such funds made available to the Company or the Subsidiary out of any funds or property due or to become due to the holder. If an employee disposes of Shares acquired pursuant to an Option that is an incentive stock option in any transaction considered to be a "disqualifying transaction" under Sections 421 and 422 of the Internal Revenue Code, the Company shall have the right to deduct any taxes required to be withheld from any amounts otherwise payable to the employee.

     18. Administration and Amendment of this Plan. Except as hereinafter provided, the Committee may at any time withdraw or from time to time amend this Plan as it relates to the terms and conditions of any Options not theretofore granted, and the Committee with the consent of each adversely affected holder of any Option may at any time withdraw or from time to time amend this Plan as it relates to the terms and conditions of any outstanding Option. Notwithstanding the foregoing, any amendment by the Committee that would increase the number of Shares issuable under this Plan, change the class of persons to whom Options may be granted or otherwise amend this Plan in a manner that would require stockholder approval under Rule 16b-3, the rules of any exchange on which the Company's securities are listed or traded, or of Nasdaq, or, with respect to incentive stock options, under Section 422 of the Internal Revenue Code, shall be subject to the approval of the stockholders of the Company solely to the extent required under Rule 16b-3, the rules of such exchange or Nasdaq or, with respect to incentive stock options, under Section 422 of the Internal Revenue Code.

     Determinations of the Committee as to any question that may arise with respect to the interpretation of the provisions of this Plan shall be final and binding on all participants and their legal representatives and beneficiaries. The Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of this Plan, as it may deem advisable to make this Plan and any Options effective or provide for their administration, and may take such other action with regard to this Plan and any Options as it shall deem desirable to effectuate their purposes.

     19. Effective Date of the Plan. This Plan shall become effective upon the date specified by the Board of Directors in its resolution adopting the Plan, provided that the Plan is conditioned upon the approval of the common stockholders of the Company in accordance with Delaware law in order for this Plan to be in compliance with the requirements of Rule 16b-3, the rules of any exchange on which the Company's securities are listed or traded, or of Nasdaq, or, with respect to incentive stock options, Section 422 of the Internal Revenue Code. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any Options granted hereunder shall be void and of no force or effect.

     20. Term of Plan. No Option shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of shareholder approval, but Options granted prior to such tenth anniversary may be exercised beyond that date and the terms and conditions of this Plan shall continue to apply to those Options.

                           NETWORK EVENT THEATER, INC.
                                529 Fifth Avenue
                            New York, New York 10017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Harlan D. Peltz, Don Leeds and Bruce L. Resnik, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Network Event Theater, Inc. (the "Company") held of record by the undersigned on October 16, 1997 at the Annual Meeting of Stockholders to be held on November 20, 1997 or any adjournments or postponements thereof.

1.   ELECTION OF SEVEN DIRECTORS

     Nominees: Harlan D. Peltz, Don Leeds, Freddie Fields, Jeffrey Berg, Jan Miller, Metin Negrin and George Lindemann

     STOCKHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE. ANY PROXY EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

     [ ]  GRANT authority to vote     [ ]   WITHHOLD authority to vote
          for the seven nominees            for the seven nominees

2. Ratification of the appointment of Ernst & Young LLP as the independent certified public accountants of the Company.

                   [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. Approval of the adoption by the Board of Directors of the Company's 1997 Stock Option Plan.

                   [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. Authority to vote in their discretion on such other business as may properly come before the meeting.

                   [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                         (Continued on the reverse side)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each of the proposals named above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                      Dated:_____________________________ , 1997

                                      __________________________________________
                                                      (Signature)

                                      __________________________________________
                                               (Signature if held jointly)

                                      __________________________________________
                                                  (Title if applicable)

                                      Please  sign   exactly  as  name   appears
                                      hereon.  When  shares  are  held by  joint
                                      tenants, both should sign. When signing as
                                      attorney, executor, administrator, trustee
                                      or  guardian,  please  give full  title as
                                      such.  If a  corporation,  please  sign in
                                      full  corporate name by president or other
                                      authorized   officer.  If  a  partnership,
                                      please   sign  in   partnership   name  by
                                      authorized person.